     As filed with the Securities and Exchange Commission on April 18, 2005



1933 Act File No. 311-122707
1940 Act File No. 811-21709


================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)


/X/  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/X/     Pre-Effective Amendment No. 1
/ /     Post-Effective Amendment No. ___


                                  and/or


/X/  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/X/      AMENDMENT NO. 1


                                   ----------

                      POWERSHARES ZACKS LARGE CAP ACE FUND
               (Exact Name of Registrant as Specified in Charter)
                       Wheaton Oaks Professional Building
                             855 West Prarie Avenue
                             Wheaton, Illinois 60187
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 983-0903

                                   ----------

                                  H. Bruce Bond
                       Wheaton Oaks Professional Building
                             855 West Prarie Avenue
                             Wheaton, Illinois 60187
                     (Name and Address of Agent for Service)

                                   ----------

                                 WITH COPIES TO:
                             Stuart M. Strauss, Esq.
                             Clifford Chance US LLP
                               31 West 52nd Street
                            New York, New York 10019
                                 (212) 878-8000

                                 --------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

  If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, please check this box. / /

  It is proposed that this filing will become effective (check appropriate box)
           / / when declared effective pursuant to 8(c).

                                 --------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                               PROPOSED             PROPOSED
                                                               MAXIMUM              MAXIMUM
        TITLE OF SECURITIES              AMOUNT BEING       OFFERING PRICE         AGGREGATE             AMOUNT OF
          BEING REGISTERED              REGISTERED (2)       PER UNIT(1)     OFFERING PRICE (1)      REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value                      50,000   $         20.00   $           1,000,000   $         117.70(2)
=====================================================================================================================



(1)  Estimated solely for purposes of calculating the registration fee.
(2)  Previously paid.


                                 --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL SUCH REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

================================================================================

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS                                                                [LOGO]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED ________ , 2005
                                _________ SHARES

                     POWERSHARES ZACKS LARGE CAP ACE* FUND
                          SHARES OF BENEFICIAL INTEREST
                                $_____ PER SHARE

                                  -------------

     INVESTMENT OBJECTIVE. PowerShares Zacks Large Cap ACE Fund (the "Fund") is a newly organized closed-end management investment company. The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Zacks Rank Large Cap Index (the "Zacks Index" or the "Index"). There can be no assurance that the Fund will achieve its investment objective.

     PORTFOLIO CONTENTS. The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Zacks Index. The Fund will normally invest at least 90% of its total assets in common stock that comprise the Zacks Index. The Zacks Index is comprised of 150 U.S. large cap stocks selected principally on the basis of their capital appreciation potential as identified by Zacks Investment Research ("Zacks" or the "Index Provider") pursuant to Zacks' proprietary approach. The Zacks Index selection methodology is designed to identify companies with potentially superior risk return profiles as determined by Zacks. The objective of the Index is to actively represent a group of large cap stocks which have the potential to outperform both the S&P 500 Index and professional large cap asset managers.


     NO PRIOR TRADING HISTORY. Because the Fund is newly organized, its shares have no history of public trading.


                                  -------------

                                              PER SHARE              TOTAL (1)
                                              ---------              -----
     Public offering price                    $___                 $___________
     Sales load                               $___                 $___________
     Estimated offering expenses (2)          $___                 $___________
     Proceeds, after expenses, to the Fund    $___                 $___________

     (1)  Assumes overallotment option is not exercised.
     (2)  See "Underwriting."

     The underwriters may also purchase up to ___________ additional Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The Shares will be ready for delivery on or about __________, 2005.

                                   ----------
                                 [UNDERWRITERS]
                                   ----------
                The date of this prospectus is __________, 2005.

----------
* Patent pending.

(CONTINUED FROM PREVIOUS PAGE)

     Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund intends to list its Shares on the _________ Exchange under the symbol "_____."


     Automatic Conversion to Exchange-Traded Fund. The Fund's Declaration of Trust provides that beginning after 90 days from the date of the initial public offering, the Fund will automatically convert into an exchange-traded fund ("ETF") if its Shares close at an average of a 3% or greater discount from the net asset value of the Fund over any period of 30 consecutive days.* No further approval of the shareholders of the Fund would be necessary. If the Fund converts to an ETF, its shares will continue to be listed and traded on the ____ Exchange. In addition, the Fund will continuously offer its shares and, at the option of the holder, redeem its shares at net asset value per share, but only in large specified numbers of shares called Creation Units. See "Automatic Conversion to an Exchange-Traded Fund."


     INVESTMENT ADVISER. PowerShares Capital Management, LLC is the Fund's investment adviser (the "Adviser "). As of January 31, 2005, the Adviser had approximately $__ million in assets under management. See "Management of the Fund."

     The Fund's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Shares, and retain it for future reference. A Statement of Additional Information, dated __________, 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page ___ of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 983-0903 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


----------
* Patent pending.

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
PROSPECTUS SUMMARY                                                                           2

SUMMARY OF FUND EXPENSES                                                                    11

THE FUND                                                                                    12

USE OF PROCEEDS                                                                             12

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES                                    12

PORTFOLIO CONTENTS                                                                          14

BORROWING                                                                                   15

RISK FACTORS                                                                                16

MANAGEMENT OF THE FUND                                                                      17

DIVIDENDS AND DISTRIBUTIONS                                                                 19

AUTOMATIC DIVIDEND REINVESTMENT PLAN                                                        19

CLOSED-END FUND STRUCTURE                                                                   21

AUTOMATIC CONVERSION TO EXCHANGE-TRADED FUND                                                21

CREATIONS AND REDEMPTIONS                                                                   22

FEDERAL INCOME TAX MATTERS                                                                  24

NET ASSET VALUE                                                                             27

DESCRIPTION OF SHARES                                                                       27

CERTAIN PROVISIONS OF THE AGREEMENT AND  DECLARATION OF TRUST AND BY-LAWS                   27

UNDERWRITING                                                                                30

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,  REGISTRAR AND DIVIDEND DISBURSING AGENT          32

VALIDITY OF SHARES                                                                          32

TABLE OF CONTENTS OF THE  STATEMENT OF ADDITIONAL INFORMATION                               33

                                   ----------

     You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.

                               PROSPECTUS SUMMARY

     THIS IS ONLY A SUMMARY. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S SHARES, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "RISK FACTORS." YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND                                     The PowerShares Zacks Large Cap ACE Fund (the "Fund ") is a newly organized, closed-end management investment company. See "The
                                             Fund."

THE OFFERING                                 The Fund is offering __________ Shares of beneficial interest, no par value, at an initial offering price of $___per share. The
                                             Shares are being offered by a group of underwriters (the
                                             "underwriters ") led by _________________________ ("__________").
                                             The Shares of beneficial interest are called "Shares" in the rest of this prospectus. You must purchase at least 100 Shares to participate in this offering. Investors will be required to pay a sales load of 4.50% of the initial offering price, which will reduce the initial amount invested. The Fund has granted to the underwriters the right to purchase up to an additional _________
                                             Shares at the public offering price, less the sales load, within
                                             45 days from the date of this prospectus to cover orders in excess of __________ Shares, if any.

INVESTMENT OBJECTIVE AND
   PRINCIPAL INVESTMENT STRATEGIES           INVESTMENT OBJECTIVE. The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Zacks Index. There can be no assurance that the Fund will achieve its investment objective.

                                             PRINCIPAL INVESTMENT STRATEGIES. The Fund, using an "indexing"
                                             investment approach, attempts to replicate, before expenses, the performance of the Zacks Index. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the
                                             performance of the Zacks Index; a figure of 1.00 would represent perfect correlation. Under normal market conditions, the Fund invests at least 90% of its total assets in common stocks that comprise the Zacks Index. The Zacks Index is comprised of 150
                                             U.S. large cap stocks selected principally on the basis of their capital appreciation potential as identified by Zacks Investment
                                             Research ("Zacks" or the "Index Provider") pursuant to Zacks'
                                             proprietary approach.

                                             The Fund generally will invest in all of the stocks comprising the Zacks Index in proportion to their

                                             weightings in the Zacks Index. However, under various
                                             circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Zacks Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Zacks Index, purchase securities not in the Zacks Index which the Adviser believes are appropriate to substitute for certain securities in the Zacks
                                             Index, or utilize various combinations of other available
                                             investment techniques, in seeking to track accurately the Zacks
                                             Index. The Fund may sell stocks that are represented in the Zacks
                                             Index, in anticipation of their removal from the Zacks Index or purchase stocks not represented in the Zacks Index in
                                             anticipation of their addition to the Zacks Index.

                                             PowerShares Capital Management, LLC is the Fund's investment adviser.

                                             INDEX METHODOLOGY. The Zacks Index selection methodology is designed to identify companies with potentially superior
                                             risk-return profiles as determined by Zacks. The objective of the
                                             Index is to actively represent a group of large cap stocks, which have the potential to outperform both the S&P 500 Index and professional large cap asset managers.

                                             The selection methodology looks beyond growth and value
                                             characterizations to focus on a stock's absolute return
                                             potential. The methodology evaluates and selects stocks from a large cap universe using proprietary Zacks techniques, including the well-known Zacks Rank. The Zacks Rank is an institutionally recognized stock scoring system that has been provided by Zacks since 1982.

                                             The Index constituent selection methodology utilizes the Zacks
                                             Rank as a core component in determining each stock's overall risk-return profile. The Zacks Index is adjusted quarterly, or as required, to assure timely stock selections.

                                             The Zacks Rank, developed in 1978, is a proprietary quantitative stock-ranking model based on the pattern of analyst earnings estimate revisions. Through years of quantitative study and practical application, Zacks believes that the changes that analysts make today to their earnings estimates are a strong and accurate predictor of future stock performance. To accurately calculate the proprietary quantitative rankings, each week Zacks records 25,000 earnings estimate revision and changes produced by
                                             4,000 research analysts as well as processing over 500,000 pages of research annually.

                                             OTHER INVESTMENTS. The Fund will normally invest at least 90% of its total assets in component securities that comprise the Zacks
                                             Index. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom),
                                             convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Fund may also use options and futures contracts (and convertible securities and structured notes) in seeking performance that corresponds to the Zacks Index and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (e.g., each day the _______ Exchange is open) for additions and deletions to the Zacks Index to be reflected in the portfolio composition of the Fund.

                                             The Fund's investment objective is a fundamental policy that may be changed only with shareholder approval. The Fund will normally invest at least 80% of its assets (net assets plus borrowings for investment purposes) in large cap companies. This policy, as well as each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Fund's Board of
                                             Trustees without shareholder approval. Shareholders will be notified in writing, at least 60 days prior to any change in the
                                             80% policy. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under
                                             "Investment Restrictions."

BORROWING MONEY                              The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency
                                             purposes.

SPECIAL RISK CONSIDERATIONS                  The following is a summary of the principal risks of

                                             investing in the Fund. You should read the fuller discussion in this prospectus under "Risk Factors."

                                             GENERAL. The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

                                             NO OPERATING HISTORY. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

                                             MARKET DISCOUNT RISK. Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk.
                                             Accordingly, the Fund is designed primarily for long-term
                                             investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund will be reduced
                                             following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund.

                                             COMMON STOCK RISK. The prices of common stocks, including those of large cap companies, rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. The Fund's Shares accordingly are subject to market fluctuations caused by such factors as economic and political developments, changes in interest rates and
                                             perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

                                             NON-CORRELATION RISK. The Fund's return may not match the return of the Zacks Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Zacks
                                             Index, and incurs costs in buying and selling securities,
                                             especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Zacks Index.

                                             If the Fund utilizes a sampling approach or futures or

                                             other derivative positions, its return may not correlate as well with the return on the Zacks Index, as would be the case if it purchased all of the stocks in the Zacks Index, with the same weightings as the Zacks Index.

                                             REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not sell a stock because the stock's issuer was in trouble unless that stock is removed from the Zacks Index.

                                             LARGE-SIZED COMPANY RISK. Returns on investments of large U.S.
                                             companies could trail the returns on investments in stocks of smaller companies.

                                             ISSUER RISK. The value of common stocks decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                             INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation
                                             increases, the real value of the Shares and distributions thereon can decline.

                                             MARKET DISRUPTION RISK. The terrorist attacks in the United
                                             States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk,
                                             inflation and other factors relating to the Shares.

                                             ANTI-TAKEOVER PROVISIONS RISK. The Fund's Agreement and
                                             Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of
                                             Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include

                                             staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates,
                                             open-ending the Fund (other than through automatic conversion to an exchange-traded fund ("ETF")) and a merger, liquidation, asset sale or similar transaction.

INVESTMENT ADVISER                           PowerShares Capital Management, LLC is the Fund's investment adviser. The Adviser is responsible, on a day-to-day basis, for investment of the Fund's portfolio in accordance with its
                                             investment objective and principal investment strategies. The
                                             Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities.

                                             As of January __, 2005, assets under management by the Adviser were approximately $___ million. In addition to managing the
                                             Fund's portfolio, the Adviser supervises the Fund's compliance program and provides for the general management of the business affairs of the Fund.

                                             The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to 0.50% of the Fund's average daily net assets. The fee is accrued daily and payable monthly.

                                             Pursuant to the Advisory Agreement with respect to the Fund, until at least April 30, 2006, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, offering costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from
                                             exceeding 0.60% of average daily net assets per year. The Fund and the Adviser have also entered into an Excess Expense
                                             Agreement, in which the Adviser has agreed to waive its excess management fees and/or paying certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above) (the
                                             "Expense Cap") Expenses borne by the Adviser are subject to reimbursement by the Fund up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its
                                             Expense Cap.

                                             The Adviser (and not the Fund) has agreed to provide

                                             additional compensation to certain underwriters. See
                                             "Underwriting."

PORTFOLIO MANAGEMENT                         The Fund's principal portfolio manager is John W. Southard Jr.,
                                             CFA, MBA. Mr. Southard is a Managing Director at the Adviser, and
                                             has been with the firm since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles A. Schwab &
                                             Company Securities. Prior to his work at Charles A. Schwab &
                                             Company Securities, Mr. Southard was a portfolio manager and equity analyst at First Trust Portfolios LP (formerly, "Nike
                                             Securities LP").

LISTING                                      The Fund intends to list its Shares on the _____Exchange under the trading or "ticker" symbol "____."

AUTOMATIC CONVERSION TO
   EXCHANGE-TRADED FUND                      The Fund's Declaration of Trust provides that beginning after 90 days from the date of the initial public offering, the Fund will automatically convert into an ETF if its Shares close at an average of a 3% or greater discount from the net asset value of the Fund over any period of 30 consecutive days.* No further approval of the shareholders of the Fund would be necessary. The
                                             Fund is the first closed-end investment company to contain an automatic conversion feature to an ETF (the "Automatic Conversion
                                             Provision"). This provision may be changed only by the
                                             affirmative vote of the holders of at least 75% of the Fund's outstanding voting securities. See "Automatic Conversion to
                                             Exchange-Traded Fund."

                                             If the Fund converts to an ETF, the Shares will continue to be listed and traded on the ______ Exchange. In addition, the Funds will continuously issue and offer for sale shares in large blocks of 100,000 shares (with each block of 100,000 shares called a
                                             "Creation Unit") or multiples thereof. Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current net asset value per share. Except when aggregated in Creation Units, shares will not be redeemable. Creation Units will be issued and redeemed principally in kind for securities included in the Zacks Index.
                                             The Fund's investment objective and policies would not change as a result of conversion to an ETF.


----------
* Patent pending.

ADMINISTRATOR, CUSTODIAN, TRANSFER
   AGENT, REGISTRAR AND DIVIDEND
   DISBURSING AGENT                          ________________________ serves as the Fund's administrator, custodian, transfer agent, registrar and dividend disbursing agent.

MARKET PRICE OF SHARES                       Shares of closed-end investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the Shares will trade at, above or below net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. See "Use of Proceeds." In addition to the net asset value, the market price of the Fund's Shares may be affected by such factors as the Fund's portfolio securities, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the equity markets and interest rate movements. See "Risk Factors" and
                                             "Description of Shares." The Fund's Shares are designed primarily for long-term investors. You should not purchase Shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS                                The Fund intends to distribute to shareholders all or a portion of its net investment income quarterly and realized net capital gains, if any, at least annually. [The Fund expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this prospectus.].

                                             You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels.

                                             Dividends and capital gain distributions generally are reinvested in additional Shares of the Fund under the Fund's automatic dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all
                                             distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and Distributions," "Automatic
                                             Dividend Reinvestment Plan" and "Federal Income Tax Matters."

                            SUMMARY OF FUND EXPENSES

     The following table shows the fees and expenses that an investor in the Fund will bear directly or indirectly. Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load (as a percentage of offering price)             4.50%
     Estimated offering expenses borne by the Fund               .__%(1)
        (as a percentage of offering price)
     Dividend reinvestment plan fees                            None(2)

                                                     PERCENTAGE OF NET ASSETS
                                                     ------------------------
ANNUAL EXPENSES
     Management fee                                             0.50%(3)
     Other expenses                                              ___(1)
     Total gross annual fund operating expenses                .____%
     Fee waivers and expense assumption                        .____(4)
     Total net annual fund operating expenses                  .____(1)(5)

----------

(1) Offering costs borne by the holders of the Shares will result in a reduction of the net assets of the Fund. [The offering expenses of this offering are estimated to be approximately $_______ or $.___ per common share. Estimated offering costs to be paid by the Fund are not included in the expenses shown in the annual expense table. Other expenses do not reflect the effect of any expense offset arrangements.

(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) The advisory fee is based upon the Fund's net assets.

(4) Pursuant to the Advisory Agreement, until at least April 30, 2006, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, offering costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year. The Fund and the Adviser have also entered into an Excess Expense Agreement, in which the Adviser has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above (the "Expense Cap."). Expenses borne by the Adviser are subject to reimbursement by the Fund up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap. This is a contractual limit and may not be terminated by the Adviser until such time. There can be no assurance that it will be continued after that time. The expense limitation is based on the Fund's net assets.

(5) The Fund's net annual expenses as a percentage of net assets are estimated to be ____% of average daily net assets whether or not the underwriters' overallotment option is exercised.

     The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Shares. As of the date of this prospectus, the Fund has not commenced operations. The amounts set forth in the tables are based on estimates for the current fiscal year, assuming no exercise of the overallotment option granted to the underwriters.

Example

     As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $____ and estimated organizational and offering expenses of this offering of $____ and ______, that you would pay on a $1,000 investment in Shares, assuming
(1) total annual expenses of .70% of net assets and (2) a 5% annual return*:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                     ------     -------     -------     --------
Total expenses incurred                $___        $___        $___         $___

----------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

     PowerShares Zacks Large Cap ACE Fund is a newly organized closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts on January 28, 2005, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187, and its telephone number is
(___) ___-____.

                                 USE OF PROCEEDS

     The net proceeds of this offering will be approximately $__________ (or approximately $__________ assuming the underwriters exercise the overallotment option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and principal investment strategies as stated below. See "Investment Objective and Principal Investment Strategies."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

     The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Zacks Index. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Zacks Index. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Zacks Index; a figure of 1.00 would represent perfect correlation. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Zacks Index. The Zacks Index is comprised of 150 U.S. large cap stocks selected principally on the basis of their capital appreciation potential as identified by Zacks (the "Index Provider") pursuant to Zacks' proprietary approach.

     The Fund generally will invest in all of the stocks comprising the Zacks Index in proportion to their weightings in the Zacks Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Zacks Index as a whole. There may also be instances in which Adviser may choose to overweight another stock in the Zacks Index, purchase securities not in the Zacks Index which the Adviser believes are appropriate to substitute for certain securities in the Zacks Index, or utilize various combinations of other available investment techniques, in seeking to track accurately the Zacks Index. The Fund may sell stocks that are represented in the Zacks Index, in anticipation of their removal from the Zacks Index or purchase stocks not represented in the Zacks Index in anticipation of their addition to the Zacks Index.

     INDEX METHODOLOGY. The Zacks Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by Zacks. The objective of the Index is to actively represent a group of large cap stocks, which have the potential to outperform both the S&P 500(R) Index and professional large cap asset managers.

     The selection methodology looks beyond growth and value characterizations to focus on a stock's absolute return potential. The methodology evaluates and selects stocks from a large cap universe using proprietary Zacks techniques, including the well-known Zacks Rank. The Zacks Rank is an institutionally recognized stock scoring system that has been provided by Zacks since 1982.

     The Index constituent selection methodology utilizes the Zacks Rank as a core component in determining each stock's overall risk-return profile. The Zacks Index is adjusted quarterly, or as required, to assure timely stock selections.

     The Zacks Rank, developed in 1978, is a proprietary quantitative stock-ranking model based on the pattern of analyst earnings estimate revisions. Through years of quantitative study and practical application, Zacks believes that the changes that analysts make today to their earnings estimates are a strong and accurate predictor of future stock performance. To accurately calculate the proprietary quantitative rankings, each week Zacks records 25,000 earnings estimate revision and changes produced by 4,000 research analysts as well as processing over 500,000 pages of research annually.

     INDEX CONSTRUCTION.

     The Zacks Index is constructed in the following manner:

     (1) The Zacks Index is comprised of the 150 highest-ranking stocks chosen from a universe of the 1000 largest U.S. companies based on market capitalization.

     (2) The 1000 largest U.S. companies are evaluated for investment merit using a quantitative selection methodology proprietary to Zacks Investment Management. Each company is ranked using a quantitative methodology and sorted from highest to lowest within the 1000 stock universe.

     (3) The 150 highest-ranking companies are chosen and receive an equal weighting.

     (4) This process is repeated quarterly. Although the Zacks Index is adjusted quarterly, the Zacks Rank is updated daily.

     Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in common stock of large cap companies. A company is considered to be "large cap" if it has a market capitalization of at least $___ billion at the time of purchase. The 80% policy is non-fundamental and requires 60 days' prior written notice before it can be changed.

                               PORTFOLIO CONTENTS

COMMON STOCKS

     Common stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership. The Fund will normally invest at least 80% of its total assets in common stocks of large cap companies. A company is considered to be "large cap" if it has a market capitalization of at least $__ billion at the time of purchase.

     The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Zacks Index.

OTHER INVESTMENTS

     The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Fund may also use options and futures contracts (and convertible securities and structured notes) in seeking performance that corresponds to the Zacks Index and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (e.g., each day the _______ Exchange is open) for additions and deletions to the Zacks Index to be reflected in the portfolio composition of the Fund.

     The Fund's investment objective is a fundamental policy that may be changed only with shareholder approval. Each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Fund's Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under "Investment Restrictions and Policies."

MONEY MARKET INSTRUMENTS

     Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least 105% of the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities in advance (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund.) In addition, a Fund will bear the risk of loss of any cash collateral that it invests. The Fund will lend portfolio securities only to firms that have been approved by advance by the Board of Trustees, which will monitor the creditworthiness of any such firms.

                                    BORROWING

     The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes. The Fund does not intend to use leverage through the issuance of preferred shares.

                                  RISK FACTORS

GENERAL

     The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

NO OPERATING HISTORY

     The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

MARKET DISCOUNT RISK

     Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following the offering, the net asset value of the Fund will be reduced by the sales load and the amount of offering expenses paid by the Fund.

COMMON STOCK RISK

     The prices of common stocks, including those of large cap companies, rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. The Fund's Shares accordingly are subject to market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

     The Fund's return may not match the return of the Zacks Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Zacks Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Zacks Index.

     If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Zacks Index, as would be the case if it purchased all of the stocks in the Zacks Index, with the same weightings as the Zacks Index.

REPLICATION MANAGEMENT RISK

     Unlike many investment companies, the Fund is not "actively managed." Therefore, it would not sell a stock because the stock's issuer was in trouble unless that stock is removed from the Zacks Index.

LARGE-SIZED COMPANY RISK

     Returns on investments of large U.S. companies could trail the returns on investments in stocks of smaller companies.

ISSUER RISK

     The value of common stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline.

MARKET DISRUPTION RISK

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares.

ANTI-TAKEOVER PROVISIONS RISK


     The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates open-ending the Fund (other than through the Automatic Conversion Provision) and a merger, liquidation, asset sale or similar transaction.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information.

INVESTMENT ADVISER

     The Fund has contracted with the Adviser to act as its investment adviser. The Adviser provides investment management and financial services to ETFs and other clients. As of January 31, 2005, assets under management by the Adviser were approximately $___ million. Certain Trustees or officers of the Fund are also directors and/or officers of certain of the Adviser. The address of the Adviser is Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187. In addition to managing the Fund's portfolio, the Adviser supervises the Fund's compliance program and provides for the general management of the business affairs of the Fund.

     In its capacity as investment adviser to the Fund, the Adviser is responsible for the selection and ongoing-monitoring of the assets in the Fund's investment portfolio. The Adviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objectives and principal investment strategies, subject to the supervision of the Fund's Board of Trustees. The Adviser is responsible for the day-to-day management of the Fund's portfolio. The Adviser also maintains books and records with respect to the Fund's securities transactions, and reports to the Board of Trustees on the Fund's investments and performance.

ADVISORY AGREEMENT

     Under the terms of an advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.50% of the Fund's average daily net assets. The Fund's average daily net assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

     The Fund is responsible for all of its expenses including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commission, and the expenses connected with executions of portfolio transactions, paying for a portion of the licensing fees related to the Zacks Index, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

     Pursuant to the Advisory Agreement, until at least April 30, 2006, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, offering costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year. The Fund and the Adviser have also entered into an Excess Expense Agreement, in which the Adviser has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above) (the "Expense Cap".) Expenses borne by the Adviser are subject to reimbursement by the Fund up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

ADMINISTRATION AGREEMENT

     The Fund will enter into an administration agreement with ____, pursuant to which ____will provide certain administrative and accounting services to the Fund. Under the administration agreement, the Fund will pay the Adviser a monthly fee equal to ___% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

     The Funds' principal portfolio manager is John W. Southard Jr., CFA, MBA. Mr. Southard is a Managing Director at the Adviser, and has been with the firm since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles A. Schwab & Company Securities. Prior to his work at Charles A. Schwab & Company Securities, Mr. Southard was a portfolio manager and equity analyst at First Trust Portfolios LP (formerly, "Nike Securities LP").

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute dividends of all or a portion of its net investment income quarterly to holders of Shares. [It is expected that the Fund will commence paying dividends to holders of Shares within approximately 60 to 90 days of the date of this prospectus.] Dividends and distributions may be payable in the manner determined by the Trustees, including cash or Shares with the option to receive cash in lieu of the shares. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute all or substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, also will be distributed to the Fund's shareholders at least annually.

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in Shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's Shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its Shares and the yield for any given period is not an indication or representation of future yields on the Fund's Shares.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by _______, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional Shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the _________Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases. Prior to the time Shares commence trading on the ___________Exchange, participants in the Plan will receive any dividends in newly issued shares.

     In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an " ex-dividend" basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Tax Matters."

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's Shares is higher than the net asset value per share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be in sufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at _____________________________________.


     If the Fund converts to an ETF, the Fund would no longer offer the Plan. Distributions in cash may then be reinvested automatically in additional whole Shares only if the broker through whom a shareholder purchased Shares makes such option available.


                            CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.


     Shares of closed-end funds frequently trade at a discount to their net asset value per share. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the Shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the Shares do trade at a discount, the Fund's Declaration of Trust provides for an automatic conversion to an ETF, as set forth below.

                  AUTOMATIC CONVERSION TO EXCHANGE-TRADED FUND



AUTOMATIC CONVERSION PROVISION



     The Fund is the first closed-end investment company to contain an automatic conversion feature to an ETF. The Fund's conversion to an ETF will occur automatically upon the occurrence of the conditions described below without requiring a vote of the shareholders of the Fund.



     The Declaration of Trust provides that, beginning after 90 days from the date of the initial public offering, the Fund will automatically convert into an ETF if its Shares close at a market price that is an average of 3% or greater discount to the net asset value of the Fund over any period of 30 consecutive days.* This provision may be amended only by the affirmative vote of the holders at least 75% of the Fund's outstanding voting securities.



     Once the Automatic Conversion Provision is triggered, the Fund may not continue to operate as a closed-end investment company even if the Fund ceases to trade at a 3% or greater discount to the net asset value of the Fund. As soon as practicable after the Automatic Conversion Provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF. The disclosure concerning the Fund contained in such registration statement will be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of shares and any other item pertaining to ETFs.



     If the Fund converts to an ETF, its shares will continue to be listed and traded on the Exchange. In addition, it will continuously issue and offer for sale shares in large blocks of 100,000 shares (with each block of 100,000 shares called a "Creation Unit") or multiples thereof. Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current net asset value per share. Shares will not be redeemable except when aggregated in Creation Units. Creation Units will be issued and redeemed principally in kind for securities included in the Zacks Index. The Fund's investment objective and policies would not change as a result of conversion to an exchange-traded fund.



                            CREATIONS AND REDEMPTIONS



     If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures that would be applicable to purchase and redemption of Creation Units. For more detailed information, see "Conversion To An Exchange-Traded Fund--Creation And Redemption Of Creation Unit Aggregations" in the Statement of Additional Information.



PURCHASE



     In order to purchase Creation Units of the Fund if the Fund converts to an ETF, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in Zacks Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities would be made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the



----------
* Patent pending.

opening of business each day of the Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.



     Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of the Depositary Trust Company ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the _________ Exchange (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that day's closing net asset value per share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m., New York time. A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Conversion To An Exchange-Traded Fund--Creation And Redemption Of Creation Unit Aggregations" in the Statement of Additional Information.



     A fixed creation transaction fee of $500 (the "Creation Transaction Fee") would be applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Automatic Conversion To An Exchange-Traded Fund--Creation And Redemption Of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.



     Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Automatic Conversion To An Exchange-Traded Fund--Creation And Redemption Of Creation Unit Aggregations" in the Statement of Additional Information.



LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS



     An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Automatic Conversion To An Exchange-Traded Fund--Creation And Redemption Of Creation Unit Aggregations" in the Statement of Additional Information.



REDEMPTION



     The Fund's custodian will make available immediately prior to the opening of business each day of the _________Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Automatic Conversion To An Exchange-Traded Fund--Creation And Redemption Of Creation Unit Aggregations" in the Statement of Additional Information.



     An order to redeem Creation Units may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the _________ Exchange (ordinarily 4:00 p.m.) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.



     A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Automatic Conversion To An Exchange-Traded Fund--Creation And Redemption Of Creation Unit Aggregations" in the Statement of Additional Information.



DISTRIBUTION FEE



     Upon conversion to an ETF, the Fund would be authorized to institute a distribution plan pursuant to Rule 12b-1 of the 1940 Act. although there are no expectations that such a fee would be imposed. Pursuant to the Plan, the Fund would be permitted to incur distribution expenses related to the sale of its shares of up to 0.25% per annum of the Fund's average daily net assets. The Plan would provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor.


                           FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

     The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code 1986, as amended (the "Code") and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

     Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. In general, for the Fund to receive qualified dividend income, the Fund must hold stock paying an otherwise qualified dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations.

Dividends received by the Fund with respect to the Stocks held in its portfolio will constitute qualified dividend income provided the holding period requirements set forth above are met.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.

     If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

     The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                 NET ASSET VALUE

     _______ calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the _______ Exchange is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

     In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

                              DESCRIPTION OF SHARES

     The Fund is authorized to issue an unlimited number of Shares, without par value. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Fund's Declaration of Trust and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

     Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

     The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.

     The Adviser provided the initial capital for the Fund by purchasing Shares of the Fund. As of the date of this prospectus, the Adviser owned 100% of the outstanding Shares of the Fund. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

                     CERTAIN PROVISIONS OF THE AGREEMENT AND
                        DECLARATION OF TRUST AND BY-LAWS

     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

     A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

     The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with any other corporations;

     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     -  a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's shares is required.


     The Declaration of Trust also contains the Automatic Conversion Provision, and provides that the Automatic Conversion Provision may only be amended by the affirmative vote of at least 75% of the Fund's outstanding Shares. See "Automatic Conversion to an Exchange-Traded Fund."



     Conversion of the Fund to an open-end investment company, other than an ETF (a "mutual fund") would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of a mutual fund may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to a mutual fund, it could be required to liquidate portfolio securities to meet requests for redemption, and the Shares would no longer be listed on the ___________ Exchange.


     [Conversion to a mutual fund would also require changes in certain of the Fund's investment policies and restrictions.]

     The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

     - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.


     The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares. The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws. If the Fund converts to an ETF, it would no longer be required to hold annual meetings of shareholders.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the purchase agreement dated __________, 2005, each underwriter named below, for which ______________________
is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Shares set forth opposite the name of such underwriter.

                                                                      NUMBER OF
                              UNDERWRITER                              SHARES
                              -----------                             ---------
[TO BE PROVIDED]

                                                                      ---------
         Total
                                                                      =========

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Shares sold under the purchase agreement if any of the Shares are purchased. In the purchase agreement, the Fund and the Adviser have jointly agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

     The underwriters propose to initially offer some of the Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Shares to certain dealers at the public offering price less a concession not in excess of $___ per share. The sales load the Fund will pay of $____ per share is equal to 4.50% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $___ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Shares purchased on or before __________, 2005.

     The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                                 WITHOUT               WITH
                                                              OVERALLOTMENT       OVERALLOTMENT
                                               PER SHARE          OPTION              OPTION
                                               ---------      -------------       -------------
     Public offering price                         $          $___________        $___________
     Sales load                                    $          $___________        $___________
     Estimated offering expenses                   $          $___________        $___________
     Proceeds, after expenses, to the Fund         $          $___________        $___________

OVERALLOTMENT OPTION

     The Fund has granted the underwriters an option to purchase up to _________ additional Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

     Until the distribution of the Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's Shares. However, the representative may engage in transactions that stabilize the price of Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the Fund's Shares in connection with the offering, that is, if they sell more Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid [for a period of ____ days after the date of the Purchase Agreement], whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Shares to stabilize its price or to reduce a short position may cause the price of the Fund's Shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.


     The Fund has agreed not to offer or sell any additional Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of Shares to the underwriters pursuant to the purchase agreement, certain transactions relating to the Fund's automatic dividend reinvestment plan and the sale of any shares following the Fund's conversion to an exchange-traded fund pursuant to the Automatic Conversion Provision, if such conversion occurs prior to such time.


     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

     The Shares will be sold to ensure that __________Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

     The address of __________________ is _____________________________________.

     The sum total of all compensation to underwriters in connection with this public offering of Shares, including sales load and all forms of compensation to or reimbursement of underwriters, will be limited to 9.0% of the total price to the public of the Shares sold in this offering. Once this 9.0% limit is reached, any payments of additional compensation by the Adviser to _____________________________ will cease.

     In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.

                   ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
                    REGISTRAR AND DIVIDEND DISBURSING AGENT

     _____ will serve as the Fund's administrator, custodian, transfer agent, registrar and dividend disbursing agent for the Fund's shares.

                               VALIDITY OF SHARES

     Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Clifford Chance US LLP, New York, New York and Bingham McCutchen LLP, Boston, Massachusetts. Certain matters have been passed upon for the underwriters by ____________________. Clifford Chance US LLP and ____________________ may rely on the opinion of Bingham McCutchen LLP as to certain matters of Massachusetts law.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
                                                               ----
General Description of the Fund                                  2
Exchange Listing and Trading                                     2
Investment Restrictions and Policies                             2
Investment Policies and Risks                                    4
General Considerations and Risks                                 7
Management                                                       9
Brokerage Transactions                                          14
Additional Information Concerning the Fund                      14
Conversion to an Exchange-Traded Fund                           17
Taxes                                                           27
Federal Tax Treatment of Futures and Options Contracts          28
Determination of NAV Dividends and Distributions                29
Miscellaneous Information                                       31
Financial Statements                                            31
Appendix A-- Proxy Voting Policies and Procedures              A-1

     Until _________, 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.


                               ___________ SHARES


                                     [LOGO]


                      POWERSHARES ZACKS LARGE CAP ACE FUND

                          SHARES OF BENEFICIAL INTEREST

                                 $___ PER SHARE


                                   ----------
                                   PROSPECTUS
                                   ----------


                                 [UNDERWRITERS]

                               ____________, 2005

                                                                   16478-00-1104

                              SUBJECT TO COMPLETION
       PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED       , 2005

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 INVESTMENT COMPANY ACT FILE NO. 811 __________

                      POWERSHARES ZACKS LARGE CAP ACE* FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED ___________, 2005

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated _________ __, 2005 for the PowerShares Zacks Large Cap ACE Fund. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Fund at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187 or by calling toll free (800) 983-0903.

----------
* Patent pending.

                                TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
GENERAL DESCRIPTION OF THE FUND                                      2

EXCHANGE LISTING AND TRADING                                         2

INVESTMENT RESTRICTIONS AND POLICIES                                 2

INVESTMENT POLICIES AND RISKS                                        4

GENERAL CONSIDERATIONS AND RISKS                                     7

MANAGEMENT                                                           9

BROKERAGE TRANSACTIONS                                              14

ADDITIONAL INFORMATION CONCERNING THE FUND                          14

CONVERSION TO AN EXCHANGE-TRADED FUND                               17

TAXES                                                               27

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS              28

DETERMINATION OF NAV                                                29

DIVIDENDS AND DISTRIBUTIONS                                         29

MISCELLANEOUS INFORMATION                                           31

FINANCIAL STATEMENTS                                                31

GENERAL DESCRIPTION OF THE FUND

     The Fund was organized as a Massachusetts business trust on January 28, 2005. The Fund is a closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The common shares of the Fund are referred to herein as "Shares."

     The Fund is managed by PowerShares Capital Management LLC (the "Adviser").

     Fund intends to list the Shares described in the Prospectus on the _______ Exchange (the "Exchange"), subject to notice of issuance. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

EXCHANGE LISTING AND TRADING

     There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares will continue to be met. The Exchange may, but is not required to, remove the Shares from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

     As in the case of other stocks traded on the Exchange, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

     The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to provide investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the "Zacks Rank Large Cap Index" (the "Underlying Index").

INVESTMENT RESTRICTIONS

     The Board has adopted as fundamental policies the Fund's respective investment objectives and investment restrictions, numbered (1) through (9) below. Except as provided in the foregoing sentence, the Fund, as a fundamental policy, may not:

     (1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

     (2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     (3) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (4) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (5) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (6) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts, or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (9)    Issue senior securities, except as permitted under the 1940 Act.

     Except for restriction (4), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

     The foregoing fundamental investment policies cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


     The investment objective of the Fund is also a fundamental policy that cannot be changed without approval by shareholders as described in the preceding paragraph; except that, with the approval of the Board of Trustees of the Fund (The "Board" or the "Trustees") and without shareholder approval, the Fund can amend its investment objective to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of an index provided and maintained by a different Index Provider so long as that replacement index is otherwise substantially identical to the original Underlying Index.


     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

     As identified in the Prospectus, the Fund is subject to a nonfundamental investment policy relating to the type of security identified in the Fund's name, pursuant to which the Fund will normally invest at least 80% of its assets in large cap companies. A company is considered "large cap" if it has a market capitalization of $____ billion at the time of purchase. This policy may be amended by the Board subject to 60 days' written notice to shareholders.

INVESTMENT POLICIES AND RISKS

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

     Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Fund's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 105% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

     MONEY MARKET INSTRUMENTS. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

     INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.


     ILLIQUID SECURITIES. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     FUTURES AND OPTIONS. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Fund will not use futures or options for speculative purposes.

     A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" i.e. the party selling the option a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the fixtures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indexes is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

     Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

     A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

     An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

     An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of the Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

     The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

     RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

     Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

     The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

     Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the

Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

     Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

     RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

     The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Fund currently has ______ Trustees. ______ Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other ______ Trustees (the "Management Trustees") are affiliated with the Adviser.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Fund and the __ portfolios of PowerShares Exchange-Traded Fund Trust.

                                       TERM OF                            NUMBER OF
                                       OFFICE AND                         PORTFOLIOS IN
                                       LENGTH OF    PRINCIPAL             FUND COMPLEX   OTHER
NAME, ADDRESS AND AGE OF  POSITION(S)  TIME         OCCUPATION(S) DURING  OVERSEEN BY    DIRECTORSHIPS HELD
INDEPENDENT TRUSTEES      WITH FUND    SERVED       PAST 5 YEARS          TRUSTEE        BY TRUSTEE
------------------------  -----------  -----------  --------------------  -------------  ------------------
[to be provided]

     The Trustees who are affiliated with the Adviser or affiliates of the Adviser and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                              NUMBER OF
                                       TERM OF                                PORTFOLIOS
                                       OFFICE AND                             IN FUND
                                       LENGTH       PRINCIPAL                 COMPLEX
NAME, ADDRESS AND AGE OF  POSITION(S)  OF TIME      OCCUPATION(S) DURING      OVERSEEN       OTHER DIRECTORSHIPS
MANAGEMENT TRUSTEES       WITH FUND    SERVED*      PAST 5 YEARS              BY TRUSTEE     HELD BY TRUSTEE
------------------------  -----------  -----------  ------------------------  -------------  -------------------
H. Bruce Bond (41)        Trustee      Since 2005   Managing Director,             29        None
c/o PowerShares Capital                             PowerShares Capital
Management LLC                                      Management LLC
855 West Prairie Ave.                               (August 2002 - Present);
Wheaton, IL 60187                                   Manager, Nuveen
                                                    Investments (April
                                                    1998- August 2002)

                                       TERM OF OFFICE
NAME AND ADDRESS OF  POSITION(S) WITH  AND LENGTH OF
EXECUTIVE OFFICER    FUND              TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------  ----------------  --------------  -------------------------------------------
[to be provided]

----------
* This is the period for which the Trustee/Officer began serving the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust in the Fund and in all registered investment companies overseen by the Trustee is shown below.

                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                  DOLLAR RANGE OF EQUITY SECURITIES   COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
                            IN THE FUND                      OF INVESTMENT COMPANIES
NAME OF TRUSTEE       (AS OF _________, 2005)                (AS OF _________, 2005)
---------------   ---------------------------------   ---------------------------------------
H. Bruce Bond                   None                               over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     The Fund pays each Trustee who is not an "interested person" (as defined in the 1940 Act) an annual fee of $______ plus a per meeting fee of $___ for scheduled quarterly meetings of the Board attended by the Trustee and $___ for each special telephone meeting if applicable. The Fund also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. Committee members do not receive any additional compensation for service on a committee.

     The Board of Trustees of the Fund met one time for the Fund's organizational meeting on ______ __, 2005.

     The Board has an Audit Committee, consisting of three Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund. Messrs. McMillan, Bagge and Nussbaum currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Fund's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Fund's internal controls. The Audit Committee met one time for the Fund's organizational meeting on ______ __, 2005. There is no separate nominating or investment committee.

     The following sets forth the fees to be paid to each Trustee for each fiscal year ending [April 30]:

                         AGGREGATE            PENSION OR RETIREMENT
                   COMPENSATION FROM       BENEFITS ACCRUED AS PART OF   TOTAL COMPENSATION PAID
NAME OF TRUSTEE            FUND                    FUND EXPENSES             FROM FUND COMPLEX
---------------   ----------------------   ---------------------------   -----------------------
H. Bruce Bond              N/A                         N/A                         N/A

     The officers and Trustees of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

     INVESTMENT ADVISER. The Adviser provides investment tools and portfolios for advisors and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

     The Adviser acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. The Adviser also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. In managing the Fund's investments, the principal portfolio manager is John Southard.

     Pursuant to an Investment Advisory Agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee equal to 0.50% of its average daily net assets.

     The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Pursuant to the Investment Advisory Agreement, until April 30, 2006, with respect to the Fund, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, licensing fees, offering costs, taxes (expected to be de minimis), and extraordinary expenses) from exceeding 0.60% of its average net assets. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Fund and the Adviser have entered into an Expense Agreement with respect to the Fund, in which the Adviser is currently waiving its management fees and/or paying certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (the "Expense Cap"). Expenses borne by the Adviser are subject to reimbursement by the Fund up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

     Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until _________, 2007, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

     The Board of Trustees, including all of the Independent Trustees, initially approved the Fund's Investment Advisory Agreement with the Adviser at a meeting held on _________, 2005 (the "Meeting"). [Discussion to be provided].

     PowerShares Capital Management LLC, organized February 7, 2003, is located at the Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187.

     ADMINISTRATOR. ______ ("___") serves as Administrator for the Fund. Its principal address is _________________________.

     ___ serves as Administrator for the Fund pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, ___ is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund and the Fund. ___ will generally assist in all aspects of the Fund's and the Funds' operations; supply and maintain office facilities (which may be in ___'s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     Pursuant to the Administrative Services Agreement, the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

     Pursuant to the Administrative Services Agreement between ___ and the Fund, the Fund has agreed to pay an annual administrative services fee of ___% of its average daily net assets.

     CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT.

     ___, located at ______________________ also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, ___ hold the Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. ___ also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, ___ serves as Fund Accounting Agent pursuant to a Fund Accounting Agreement. ___ may be reimbursed by the Funds for its out-of-pocket expenses.

     Pursuant to the Custodian Agreement between ___ and the Fund, the Fund has agreed to pay an annual custody fee of ___% of its average daily net assets.

     Pursuant to the Transfer Agency Agreement between ___ and the Fund, the Fund has agreed to an annual minimum transfer agency fee of $______.

     Pursuant to the Fund Accounting Agreement between ___ and the Fund, the Fund has agreed to pay an annual fund accounting fee of ___% of its average daily net assets.

     INDEX PROVIDER. The Zacks Rank Large Cap Index which is compiled by Zacks Investment Research ("Zacks").

     Neither the Exchange, nor Zacks is affiliated with the Fund or with the Adviser. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with Zacks. The Fund reimburses the Adviser for the licensing fee payable to Zacks.

     The only relationships that the Exchange has with the Adviser in connection with the Fund are that the Exchange will list the Shares pursuant to its Listing Agreement with the Fund. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares or in the determination or calculation of the asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     THE EXCHANGE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE ZACKS INDEX. THE EXCHANGE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. THE EXCHANGE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE EXCHANGE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE ZACKS INDEX, EVEN IF THE EXCHANGE IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BROKERAGE TRANSACTIONS

     The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers.

     In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

     The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE FUND

     The Fund is a closed-end management investment company registered under the Investment Company Act of 1940. The Fund was organized as a Massachusetts business trust on January 28, 2005.

     Each Share issued has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

     Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.

     The Fund's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund, and ownership of Shares may be disclosed by the Fund if so required by law or regulation. The Fund's Declaration also provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.


     As a closed-end fund listed on the Exchange, the Fund is required to hold annual meetings of shareholders. If the Fund were to convert to an exchange-traded fund as set forth below under "Conversion to an Exchange-Traded Fund," it would not be required to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove one or more Trustees or for any other purpose.


     Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Fund's Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund or Fund itself was unable to meet its obligations. The Fund believes the likelihood of the occurrence of these circumstances is remote.

     The Fund does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

     Shareholders may make inquiries by writing to the Fund, c/o the Adviser, Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187.

     CONTROL PERSONS. No single person beneficially owns 5% or more of the Fund's voting securities.

     DTC ACTS AS SECURITIES DEPOSITORY FOR FUND SHARES. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the Exchange and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

     Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

     Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the Shares of the Funds held by each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

     The Fund has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action to find a replacement for DTC to perform its functions at a comparable cost.

     PROXY VOTING. The Board of Trustees of the Fund has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

     The Fund is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge upon request by calling 800.983.0903 or by writing to the Fund at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

     QUARTERLY PORTFOLIO SCHEDULE. The Fund is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q is available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to the Fund at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187.

     PORTFOLIO HOLDINGS POLICY. The Fund has adopted a policy regarding the disclosure of information about the Fund's portfolio holdings. The Board of Trustees of the Fund must approve all material amendments to this policy. The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. The Fund, the Adviser and ___ will not disseminate non-public information concerning the Fund.

     CODES OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

     The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


CONVERSION TO AN EXCHANGE-TRADED FUND



     AUTOMATIC CONVERSION PROVISION. The Declaration of Trust provides that, beginning after 90 days from the date of the initial public offering, the Fund will automatically convert into an exchange-traded fund (an "ETF") if its Shares close at a market price that is an average of 3% or greater discount to the net asset value of the Fund over any period of 30 consecutive days.* This provision may be amended only by the affirmative vote of the holders at least 75% of the Fund's outstanding voting securities. The Fund's conversion to an ETF will occur automatically upon the occurrence of the conditions described below requiring a vote of the shareholders of the Fund.



     Once the automatic conversion provision is triggered, the Fund may not continue to operate as a closed-end investment company even if the Fund ceases to trade at a 3% or greater discount to the net asset value of the Fund. As soon as practicable after the automatic conversion provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF. The disclosure concerning the Fund contained in such registration statement will be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of shares and any other item pertaining to ETFs.



     If the Fund converts to an ETF, its shares will continue to be listed and traded on the Exchange. In addition, it will continuously issue and offer for sale shares in large blocks of 100,000 shares (with each block of 100,000 shares called a "Creation Unit") or multiples thereof. Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current net asset value per share. Shares will not be redeemable except when aggregated in Creation Units. Creation Units will be issued and redeemed principally in kind for securities included in the Zacks Index. The Fund's investment objective and policies would not change as a result of conversion to an exchange-traded fund.



----------
* Patent pending.

     If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a description of the procedures that would be applicable to purchase and redemption of Creation Units.



Creation and Redemption of Creation Unit Aggregations



     CREATION. If the Fund converts to an ETF, the Fund will issue and sell Shares only in Creation Unit Aggregations on a continuous basis through an entity that will distribute the Shares (the "Distributor"), without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.



     A "Business Day" is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     DEPOSIT OF SECURITIES AND DEPOSIT OR DELIVERY OF CASH. The consideration for purchase of Creation Unit Aggregations of a Fund will generally consist of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component will constitute the "Fund Deposit", which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.



     THE CASH COMPONENT is sometimes also referred to as the Balancing Amount. The Cash Component will serve the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component will be an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.



     The Fund's Custodian (the "Custodian"), through the National Securities Clearing Corporation ("NSCC") (discussed below), will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the then current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.



     Such Fund Deposit will be applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.



     The identity and number of shares of the Deposit Securities required for a Fund Deposit will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.



     In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also will make available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.



     PROCEDURES FOR CREATION OF CREATION UNIT AGGREGATIONS. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.



     All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.



     All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such

Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.



     PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement will authorize the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Fund, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.



     PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.



     All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.



     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).



     Creation Unit Aggregations may be created in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund and the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.



     ACCEPTANCE OF ORDERS FOR CREATION UNIT AGGREGATIONS. The Fund reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Fund, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the

Fund, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.



     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund's determination shall be final and binding.



     CREATION TRANSACTION FEE. Investors will be required to pay a fixed creation transaction fee, described below, payable to ___ regardless of the number of creations made each day. An additional charge of up to three times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Fund's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.



     The Standard Creation/Redemption Transaction Fee for the Fund will be $500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $2,000.



     REDEMPTION OF FUND SHARES IN CREATION UNITS AGGREGATIONS. If the Fund converts to an ETF, Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.



     The Custodian, through the NSCC, will make available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.



     Unless cash redemptions are available or specified, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.



     The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.



     REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may he incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.



     PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.



     PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time, (for the Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Fund has deemed an order for redemption outside the Clearing Process received, the Fund will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Fund.



     The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Fund. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the

Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.



     If it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.



     The chart below describes in further detail the placement of redemption orders outside the clearing process.

                             TRANSMITTAL DATE       NEXT BUSINESS DAY            SECOND BUSINESS  THIRD BUSINESS DAY
                             (T)                    (T+1)                        DAY (T+2)        (T+3)
CREATION THROUGH NSCC

STANDARD ORDERS              4:00 p.m.              No action.                   No action.       Creation Unit
                                                                                                  Aggregations will be
                             Order must be                                                        delivered.
                             received by the
                             Distributor.

CUSTOM ORDERS                3:00 p.m.              No action.                   No action.       Creation Unit
                                                                                                  Aggregations will be
                             Order must be                                                        delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. will be
                             treated as standard
                             orders.

CREATION OUTSIDE NSCC

STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)              No action.       Creation Unit
                                                                                                  Aggregations will be
                             Order in proper form   Deposit Securities                            delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the Custodian.

STANDARD ORDERS CREATED IN   4:00 p.m. (ET)         11:00 a.m. (ET)              No action.       1:00 p.m.
ADVANCE OF RECEIPT BY THE
FUND OF ALL OR A PORTION OF  Order in proper form   Available Deposit                             Missing Deposit
THE DEPOSIT SECURITIES       must be received by    Securities.                                   Securities are due
                             the Distributor.                                                     to the Fund or the
                                                    Cash in an amount equal                       Fund may use cash on
                                                    to the sum of (i) the                         deposit to purchase
                                                    Cash Component, plus (ii)                     missing Deposit
                                                    115% of the market value                      Securities.
                                                    of the undelivered
                                                    Deposit Securities.                           Creation Unit
                                                                                                  Aggregations will be
                                                                                                  delivered

CUSTOM ORDERS                3:00 p.m.              11:00 a.m. (ET)              No action.       Creation Unit
                                                                                                  Aggregations will be
                             Order in proper form   Deposit Securities must                       delivered.
                             must be received by    be received by the Fund's
                             the Distributor.       account through DTC.

                             Orders received after
                             3:00 p.m. will be      2:00 p.m. (ET)
                             treated as standard
                             orders.                Cash Component must be
                                                    received by the Orders
                                                    Custodian.

                             TRANSMITTAL DATE       NEXT BUSINESS DAY            SECOND BUSINESS  THIRD BUSINESS DAY
                             (T)                    (T+1)                        DAY (T+2)        (T+3)
REDEMPTION THROUGH NSCC

STANDARD ORDERS              4:00 p.m. (ET)         No action.                   No action.       Fund Securities and
                                                                                                  Cash Redemption
                             Order must be                                                        Amount will be
                             received by the                                                      transferred.
                             Transfer Agent

                             Orders received after
                             4:00 p.m. (ET) will
                             be deemed received on
                             the next business day
                             (T+1).

CUSTOM ORDERS                3:00 p.m. (ET)         No action.                   No action.       Fund Securities and
                                                                                                  Cash Redemption
                             Order must be                                                        Amount will be
                             received by the                                                      transferred.
                             Transfer Agent

                             Orders received after
                             3:00 p.m. will be
                             treated as standard
                             orders

REDEMPTION OUTSIDE OF NSCC

STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)              No action.       Fund Securities and
                                                                                                  Cash Redemption
                             Order must be          Shares must be                                Amount is delivered
                             received by the        delivered through DTC                         to the redeeming
                             Transfer Agent         to the Custodian.                             beneficial owner.

                             Orders received after  2:00 p.m.
                             4:00 p.m. (ET) will
                             be deemed received on Cash Component, if the next business day any, is due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Shares
                                                    are not delivered, then the
                                                    order will not be deemed
                                                    received as of T.

CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)              No action.       Fund Securities and
                                                                                                  Cash Redemption
                             Order must be          Shares must be                                Amount is delivered
                             received by the        delivered through DTC                         to the redeeming
                             Transfer Agent         to the Custodian.                             beneficial owner.

                             Orders received after  2:00 p.m.
                             3:00 p.m. will be
                             treated as standard    Cash Component, if
                             orders.                any, is due.

                                                    *If the order is not in
                                                    proper form or the Shares
                                                    are not delivered, then the
                                                    order will not be deemed
                                                    received as of T.

TAXES

     The Fund intends to qualify for and to elect treatment as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

     The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

     As a result of tax requirements, the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

     Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), long-term capital gains tax rates have generally been reduced for individuals to a maximum of 15% for taxable years beginning before January 1, 2009. In addition, some ordinary dividends declared and paid by the Fund to individual shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains pursuant to the 2003 Tax Act.

     The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

     Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

     Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

     The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (and including, pursuant to the 2004 Tax Act, for taxable years of the Fund beginning after October 22, 2004, net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

     The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

     The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

     In computing the Fund's NAV, the Fund's securities holdings are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distributions" and "Automatic Dividend Reinvestment Plan."

     GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

     Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

     AUTOMATIC DIVIDEND REINVESTMENT PLAN. Pursuant to the Fund's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by _______, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional Shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases. Prior to the time Shares commence trading on the Exchange, participants in the Plan will receive any dividends in newly issued shares.

     In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an " ex-dividend" basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's Shares is higher than the net asset value per share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be in sufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at ______________ ______________________.


     If the Fund converts to an ETF as set forth above under "Conversion to an Exchange-Traded Fund," no reinvestment service would be provided by the Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.


MISCELLANEOUS INFORMATION

     COUNSEL. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Fund.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
__________________________________________, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

FINANCIAL STATEMENTS

     As a newly-organized investment company, the Fund has not yet commenced operations and accordingly does not have financial statements.

                                   APPENDIX A

                       POWERSHARES CAPITAL MANAGEMENT LLC

                        PROXY AND CORPORATE ACTION VOTING

                             POLICIES AND PROCEDURES

     I. POLICY

     PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

     When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

     II. PURPOSE

     The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

     III. PROCEDURES

     John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

     John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

     IV. PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST examples of potential conflicts of interest include situations where the
Adviser or an affiliate, or personnel of either entity:

     - Manages a pension plan of a company whose management is soliciting proxies;

     - Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

     - Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

     The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

     Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) the Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) the Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) the Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

     In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

     1. CLIENT MAINTAINS PROXY VOTING AUTHORITY: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

     2. TERMINATED ACCOUNT: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

     3. LIMITED VALUE: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than [$500].

     4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

     5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

     V. RECORD KEEPING

     In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

     Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

     VI. GUIDELINES

     Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

     A. OPPOSE

     The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

     1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

     a. Proposals to stagger board members' terms;

     b. Proposals to limit the ability of shareholders to call special meetings;

     c. Proposals to require super majority votes;

     d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

     e. Proposals regarding "fair price" provisions;

     f. Proposals regarding "poison pill" provisions; and

     g. Permitting "green mail".

     2. Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supercede.

     B. APPROVE

     When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

     1. Election of directors recommended by management, except if there is a proxy fight.

     2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

     3. Date and place of annual meeting.

     4. Limitation on charitable contributions or fees paid to lawyers.

     5. Ratification of directors' actions on routine matters since previous annual meeting.

     6. Confidential voting Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

     The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

     7. Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

     8. Eliminate preemptive rights Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

     The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

     9. Employee Stock Purchase Plan

     10. Establish 401(k) Plan

     C. CASE-BY-CASE

     The Adviser will review each issue in this category on a case-by-case basis. These matters include:

     1. Director compensation.

     2. Eliminate director mandatory retirement policy

     3. Rotate annual meeting location/date

     4. Option and stock grants to management and directors

     5. Proposals to reincorporate into another state.

                      POWERSHARES ZACKS LARGE CAP ACE FUND

                            PART C. OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS.

1.       Financial Statements:

         Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements will be filed by pre-effective amendment to the Registration Statement.

2.       Exhibits:
         (a)   Declaration of Trust of the Registrant dated January 28, 2005.

         (b)   By-laws of the Registrant.*

         (c)   Not applicable.

         (d)   Form of share certificate.*

         (e)   Terms and Conditions of the Dividend Reinvestment Plan.*

         (f)   Not applicable.

         (g)

               (1) Form of Investment Advisory Agreement between the Registrant and PowerShares Capital Management, LLC.*

               (2) Form of Excess Expense Agreement between the Registrant and PowerShares Capital Management, LLC.*

         (h)

               (1)   Form of Underwriting Agreement.*

               (2)   Form of Selected Dealer Agreement.*

               (3)   Form of Master Agreement Among Underwriters.*

         (i)   Not applicable.

         (j)   Form of Custody Agreement.*

         (k)

               (1)   Form of Fund Administration and Accounting Agreement.*

               (2)   Form of Transfer Agency and Service Agreement.*

               (3)   Form of Participant Agreement.*

               (4)   Form of Sublicensing Agreement.*

         (l)

               (1)   Opinion and Consent of Clifford Chance US LLP.*

               (2)   Opinion and Consent of Bingham McCutchen LLP.*

         (m)   Not applicable.

         (n)   Consent of Independent Registered Public Accounting Firm. *

         (o)   Not applicable.

         (p)   Form of Initial Subscription Agreement.*

         (q)   Not applicable.

         (r)

               (1)   Code of Ethics of the Registrant.*

               (2)   Code of Ethics of PowerShares Capital Management LLC.*

         Other Powers of Attorney.*

----------
* To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS.

See exhibit 2(h).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Registration Fees                                            $[______]

Federal Taxes                                                $[______]

State Taxes and Fees                                         $[______]

Transfer Agent's Fees                                        $[______]

Costs of Printing and Engraving                              $[______]

Legal Counsel Fees                                           $[______]

NASD, Inc. Fees                                              $[______]

Listing Fees                                                 $[______]

Accounting Expenses                                          $[______]

TOTAL                                                        $[______]


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES.

     At January 31, 2005

TITLE OF CLASS                                NUMBER OF RECORD HOLDERS
--------------                                ------------------------
Common Shares, $.01 par value                            0

ITEM 30. INDEMNIFICATION.

Reference is made to Article Twelve of the Registrant's Declaration of Trust which is incorporated by reference herein:

     The Registrant (also, the "Trust") is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated January 28, 2005 (the "Declaration of Trust"), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

         i. against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         ii. with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

         iii. in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) by a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:

         i. Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         ii. A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:

         i. A "Disinterested Trustee" is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

         ii. "Claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and "Management" in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF POWERSHARES CAPITAL MANAGEMENT
LLC:

     The information as to the trustees and executive officers of PowerShares Capital Management LLC is set forth in PowerShares Capital Management LLC's Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.: 429865831611B82) and amended through the date hereof, is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS.

     The books, accounts and other documents required by Section 31(a) under the 1940 Act, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Bank of New York, 101 Barclay Street, New York, New York 10286.

ITEM 33. MANAGEMENT SERVICES.

     Not applicable.

ITEM 34. UNDERTAKINGS.

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4.   Not applicable.

5.   Registrant undertakes that:

     (a) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

     (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 18th day of April, 2005.


                                PowerShares Zacks Large Cap ACE Fund

                                By: /s/  Harold Bruce Bond
                                    --------------------------------------------
                                    Title: Harold Bruce Bond, Initial Trustee

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.


           SIGNATURE                          TITLE                    DATE
/s/ Harold Bruce Bond             Trustee                         April 18, 2005
------------------------------
Harold Bruce Bond

                                  EXHIBIT INDEX

(2)  a.  Declaration of Trust of the Registrant dated January 28, 2005.

                                        8